UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

Insys Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35902	51-0327886
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

444 South Ellis Street

Chandler, Arizona 85224

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (602) 910-2617

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 4, 2014, Insys Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2013. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01     Other Events.

On February 26, 2014, the Board of Directors of the Company declared a three-for-two forward stock split to be effected in the form of a stock dividend on the Company’s common stock, par value $0.0002145 per share (“Common Stock”). The forward stock split will result in one-half (0.5) of an additional share of Common Stock being issued for each share of Common Stock owned by the Company’s stockholders as of March 17, 2014, the record date for the forward stock split. The Company anticipates that the forward stock split will be completed and take effect on the NASDAQ National Market on or about March 28, 2014, the payment date for the forward stock split. Stockholders will receive cash in lieu of any fractional share of Common Stock that they otherwise would have been entitled to receive in connection with the forward stock split. Appropriate and proportionate adjustments will be made to each of the Insys Therapeutics, Inc. 2013 Equity Incentive Plan, as amended, the Insys Therapeutics, Inc. Amended and Restated Equity Incentive Plan, as amended, and the Neopharm, Inc. 2006 Equity Incentive Plan, as amended (collectively, the “Equity Plans”), and the Insys Therapeutics, Inc. 2013 Employee Stock Purchase Plan, as amended (the “2013 ESPP”), with appropriate and proportionate adjustments also being made to any outstanding awards under the Equity Plans and to any outstanding offerings or purchase rights under the 2013 ESPP.

Additional information about the forward stock split is included in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Insys Therapeutics, Inc. on March 4, 2014 announcing financial results for the quarter and year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2014	Insys Therapeutics, Inc.

	By:	/s/ Darryl S. Baker
Darryl S. Baker
Chief Financial Officer